Exhibit 99.2


        INVESTOR PRESENTATION MATERIALS, PART II, DATED DECEMBER 4, 2002

                            POWERPOINT PRESENTATION

SLIDE 1

Transport America - Driving To Exceed Expectations

Investor Overview - December 2002



SLIDE 2

Forward Looking Statement:

This presentation contains discussions of items which may constitute forward-looking statements within the meaning of federal securities laws. Although management believes that expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurances that its expectations will be achieved. For full details on risk factors, please refer to the company's filings with the SEC.



SLIDE 3

Company Profile:

Provides wide range of truckload carriage and logistics services in various lengths of haul in the United States and parts of Canada.

Provides high-quality, customized transportation and logistics services that allow it to be a preferred partner or core carrier to major shippers.

Serves as an integral part of the distribution system of many of its major customers.



SLIDE 4

Company Profile:

Provides specialized equipment, such as temperature-controlled trailers, trailers designed to support decking, multi-stop loading and unloading, and sophisticated electronic transaction capabilities.

Possesses a sophisticated information management system making it a technological leader in the industry.



SLIDE 5

Company Profile - Brief History:

Founded in 1984

IPO in 1994

Operating philosophy at inception: High concentration of quality shippers willing to pay fair price for outstanding customer service

Focus on revenue generation rather than network balance

SLIDE 6

Company Profile - Brief History:

From 1996-2001 revenues grew at a compounded annual growth rate of 10.8%

Jim Aronson, the founder of TCAM, died in December 1999

Mike Paxton, a TCAM Board member since 1995, appointed President, and CEO in November 2001



SLIDE 7

Major Customers:
         Hon Company
         3M Company
         Toys-R-Us
         Federal Express
         Ford Motor Company
         General Mills
         P.P.G. Industries
         Polaris Industries
         S.C. Johnson & Sons
         United Sugars Corp.
         Eagle Global Logistics
         Dupont Freight Hauled
         Ashley Furniture
         Arctic Cat
         Target Corporation
         Wal-Mart/Sam's Club
         Anderson Windows
         Golden Valley Foods



SLIDE 8

Map of Service Center Locations



SLIDE 9

                        [PIE CHART]

Freight Hauled:
Dept. Store Mer.                                   8.6%
Paper                                              1.0%
Grocery                                           30.6%
Industrial                                        13.8%
Express                                            9.8%
Cont. and Pack.                                    0.0%
Office & Home                                     12.5%
Auto                                               6.9%
Building                                           4.0%
3rd Party Log.                                     7.5%
Rec Veh.                                           4.1%
Misc.                                              1.4%
                                           -------------
                                                100.00%
                                           =============



SLIDE 10

Current Operating Plan:

Our mission is to exceed the expectations of our three primary constituents:

Our employees, who perform the work - we will provide a work environment that exceeds their needs and those of their families

Our customers, who trust us with their products - we will supply services that surpass their expectations and those of their customers

Our shareholders, who entrust their future in us - we will maintain a superior level of financial performance and strength

SLIDE 11

Current Operating Plan:

We are focusing on three strategic priorities to achieve best of class in our industry:
         Consistent Profitable Growth
         Operational Excellence
         Organizational Excellence



SLIDE 12

Key Programs:

Consistent Profitable Growth

Primary Focus on building network balance and lane density

Secondary Focus on reducing dependency on highly concentrated customer base

Transport America is leveraging its Transcom System (Oracle-based transportation management platform) to analyze the profitability of our customers by region and lane...Strategic Profitability Assessment Program (SPA)

Continued focus on exceptional customer service



SLIDE 13

Key Programs:

Operational Excellence

Initiated Business Process Reengineering programs to improve productivity of internal processes

Teams comprised of employees at various levels and functional expertise in the organization

2002 focus on order cycle, customer service and asset utilization

Numerous changes implemented throughout the Company

Introduced three major systems programs to improve driver and fleet efficiency
   Image Scanning
   Fuel and Route
   Driver and Load



SLIDE 14

Key Programs:

Operational Excellence

Implementing plan to streamline Service Center network and to provide maintenance for Owner/Operators

                Converting cost centers to profit centers

Continued focus on strengthening the Balance Sheet
        Debt reduction
        Working capital improvement
        Elimination of goodwill
        Sale of under-utilized assets
        Re-evaluation of capital spending plan



SLIDE 15

Key Programs:

Organizational Excellence

Added industry depth and experience to Management Team:
         Rick Lane, Vice President of Sales and Marketing, hired in May. Recently Vice President of Sales - National Accounts at Covenant...20+ years of experience

         Ron Kipp, Vice President of Operations, hired in October. Recently Vice President of Specialized Carriers at Schneider...25 years of experience

         Dan Flanagan, Director of Facilities, hired in September. Recently Director of Maintenance at M.S. Carriers...10+ years of experience

SLIDE 16

Key Programs:

Organizational Excellence

Reorganizing Fleet Management team to focus on "driver ownership"

Introduced company-wide incentive plan based on EBT goal

Introduced MBO & Performance Review program based on annual plan objectives



SLIDE 17

                [BAR CHART]

Customer Paid Miles

                        millions
                  Q1       Q2       Q3
         2002     45.5     47.0     46.8
         2001     42.1     44.6     46.0




SLIDE 18

                [BAR CHART]

Number of Power Units at Year-End

           Company Owned   Owner Operator
   1985                 211            60
   1986                 242            87
   1987                 424            96
   1988                 570            85
   1989                 654            76
   1990                 662            73
   1991                 646           100
   1992                 633           155
   1993                 666           216
   1994                 677           303
   1995                 779           415
   1996                 775           445
   1997                 891           448
   1998                1078           922
   1999                1256           811
   2000                1286           743
   2001                1306           746
 Sept 2002             1132           821



SLIDE 19

Revenue per Tractor / Week

                [BAR CHART]

                                      2002        2001
                                      ----        ----
Q1                                   $2,594      $2,492
Q2                                   $2,689      $2,529
Q3                                   $2,746      $2,690



SLIDE 20

Empty Miles Percent

               [LINE GRAPH]
                                      2002        2001
                                      ----        ----
January                              13.20%      13.40%
February                             12.40%      12.50%
March                                12.50%      12.10%
April                                12.20%      12.60%
May                                  11.90%      12.90%
June                                 11.30%      12.30%
July                                 11.80%      13.00%
August                               11.20%      12.30%
September                            10.80%      12.10%

SLIDE 21

Annualized trailing twelve month's revenue per non-driver

                [BAR CHART]


                                                           000's
     Q1 01           Q2 01           Q3 01          Q4 01          Q1 02           Q2 02          Q3 02
      539.67          540.17         545.08          555.38         569.71         578.71          584.58



SLIDE 22

Debt Reduction

                [BAR CHART]

                                                    $ millions
    Mar-00    Jun-00    Sep-00      Dec-00     Mar-01     Jun-01     Sep-01      Dec-01     Mar-02     Jun-02     Sep-02
    146.00    140.70    128.10      118.50     112.30     106.30      99.60       92.40      85.00      80.00      75.80
                           Term Debt, capital leases, and credit facility



SLIDE 23

Highlights

Year-to-date revenue performance includes recovery of over $16 million in lost Sears business

5.5% of 2002 revenues generated from new customers

Revenue/tractor/week is approaching our peak efforts in 1997

Monthly empty miles percentage in September was below 10.8%

Revenue per non-driver employee has increased 7% since 2000 and ranks well above peer average

Service levels at 98 - 99% on-time performance for total customer base



SLIDE 24

Highlights

Five prestigious awards received by TCAM in the last six months:

                Best Buy - Quality Partnership Award
                FedEx - Carrier of the Year
                FedEx - Outstanding Performance
                SC Johnson - Southeast Carrier of the Year for 2001 United Sugar - Carrier of the Year for 2001 - 2002



SLIDE 25

                             2002        2002        Change vs. 2001
                          3rd Quarter   Y-T-D    3rd Quarter    Y-T-D


Linehaul Revenues              $63.5m     $189.8m       0.10%      3.40%
(excluding assessorial & fuel
surcharge)
Revenue per Total Mile          $1.25       $1.24      (1.2%)     (2.0%)
(excluding fuel
surcharge)
Operating Ratio*               97.30%      97.70%   (100 bps)   (50 bps)
Loaded Miles Driven             46.8m      139.4m       1.50%      5.00%
Empty Miles %                  11.30%      11.90%     110 bps     70 bps
Revenue / Tractor / Week       $2,746      $2,675       2.10%      5.70%
Revenue / Non-driver
employee                     $604,620    $587,206       4.00%      7.00%

* Excluding impairment charges

SLIDE 26

Performance:
Debt and Capital Lease Obligations at September 30, 2002 at $75.8 million...48% reduction since March 2000:

Market Dynamics:
                    Shares outstanding (@9/30/02)             7.26 million
                    Market Capitalization (@ 11/26/02)       $35.5 million
                    Average Volume                            3,000

Key Ratios:
                    Share Price (@ 11/26/02)                  $4.90
                    Book Value / Share (@ 9/30/02)            $8.50
                    EBITDA / Share (ttm @ 9/30/02)*           $4.74
                    Debt / Equity                              1.3x

         * Excluding impairment charge



SLIDE 27

Summary:

         Strong management team in place

         Business fundamentals improving

         Significant balance sheet improvement

         Excellent cash generation

         Well positioned for 2003



SLIDE 28

Transport America - Driving To Exceed Expectations

Investor Overview - December 2002